
               SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.


                                                  JURISDICTION OF
            SUBSIDIARY                            INCORPORATION
            ----------                            ---------------

AMB Holdings Limited                              South Africa
(formerly DLJ Pleiade)

AML Futures, S.A. (In                             Switzerland
Dissolution)

Autranet International Limited                    United Kingdom
(In Dissolution)

Autranet, Inc.                                    Delaware

Bond Investment Partners, LLC                     Delaware

Bond Investment Partners, LLC                     Delaware

Brewster Property Holding Corp.                   New York

Cadogan Nominees Limited                          United Kingdom

Calmco, Inc.                                      Delaware

CBJC, Inc.                                        Delaware

CF Realty, Inc.                                   Delaware

CG Funding, Inc.                                  Delaware

Column Financial, Inc.                            Delaware

DB Funding, Inc.                                  Delaware

DeLite Funding, Inc.                              Delaware

DLJ Acceptance Corporation                        Delaware

DLJ Asset Management, Inc.                        Delaware

DLJ Australia Holdings, Inc.                      Delaware

DLJ Bridge Finance, Inc.                          Delaware

DLJ Capital Associates (VI), Inc.                 Delaware

DLJ Capital Associates VII, Inc.                  Delaware

DLJ Capital Associates VIII, Inc.                 Delaware

DLJ Capital Corporation                           Delaware

DLJ Capital Funding, Inc.                         Delaware

DLJ Capital Investors, Inc.                       Delaware

DLJ Capital Management                            Delaware
Corporation

DLJ Capital Trust I                               Delaware

DLJ Cayman Acquisition                            Cayman Islands
Limited

DLJ Cayman Islands LDC                            Cayman Islands

DLJ Cayman Islands LDC                            Cayman Islands

DLJ Clearing Corporation                          Delaware

DLJ CLO Holdings, Inc.                            Delaware

DLJ Commercial Mortgage Corp.                     Delaware

DLJ Cyprus, Inc.                                  Delaware

DLJ Diversified Partners, Inc.                    Delaware

DLJ Emerging Markets LDC                          Cayman Islands

DLJ Emerging Markets LDC                          Cayman Islands

DLJ Europe, Inc.                                  Delaware

DLJ Financial Products Limited                    Bermuda
(formerly DLJ Options
International Limited)

DLJ First ESC, LLC                                Delaware

DLJ Growth Associates (II), Inc.                  Delaware

DLJ Harbor (Boston) Corp.                         Massachusetts

DLJ Hoffman, Inc.                                 Delaware


               SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.


                                                  JURISDICTION OF
            SUBSIDIARY                            INCORPORATION
            ----------                            ---------------
DLJ Holdings, Inc.                                Delaware

DLJ India Advisory Services,                      Delaware
L.L.C.

DLJ International Group Limited                   United Kingdom

DLJ International Group Limited                   United Kingdom

DLJ International Group Limited                   United Kingdom

DLJ International Investment                      Delaware
Corp.

DLJ International Services                        Cayman Islands

DLJ International, Inc.                           Delaware

DLJ Investment Funding, Inc.                      Delaware

DLJ Investment Management                         Delaware
Corp.

DLJ Investment Partners, Inc.                     Delaware

DLJ Investment, Inc.                              Delaware

DLJ Kansas City Capital, Inc.                     Delaware

DLJ LBO Plans Management                          Delaware
Corporation

DLJ Leveraged Loan Corp.                          Delaware

DLJ Leveraged Loan Fund, LLC                      Delaware

DLJ Long Term Investment                          Delaware
Corporation

DLJ Long Term Investment                          Delaware
Corporation

DLJ Long Term Investment                          Delaware
Corporation

DLJ Long Term Investment                          Delaware
Corporation

DLJ MB Funding II, Inc.                           Delaware

DLJ Merchant Banking Funding,                     Delaware
Inc.

DLJ Merchant Banking II, Inc.                     Delaware

DLJ Merchant Banking, Inc.                        Delaware

DLJ Mortgage Acceptance Corp.                     Delaware

DLJ Mortgage Capital, Inc.                        Delaware

DLJ Offshore Management, N.V.                     Netherlands Antilles

DLJ Phoenix First General                         United Kingdom
Partner Limited

DLJ Phoenix First General                         United Kingdom
Partner Limited

DLJ Phoenix Fund Trustee                          United Kingdom
Limited

DLJ Phoenix Fund Trustee                          United Kingdom
Limited

DLJ Phoenix General Partner II                    United Kingdom
Limited

DLJ Phoenix General Partner                       United Kingdom
Limited

DLJ Phoenix General Partner                       United Kingdom
Limited



               SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.


                                                  JURISDICTION OF
            SUBSIDIARY                            INCORPORATION
            ----------                            ---------------
DLJ Phoenix Group Limited                         United Kingdom

DLJ Phoenix Insurance Services                    United Kingdom
Limited

DLJ Phoenix Media Limited                         United Kingdom

DLJ Phoenix Private Equity                        United Kingdom
Limited

DLJ Phoenix Private Equity                        United Kingdom
Limited

DLJ Phoenix Securities (Asia)                     United Kingdom
Limited

DLJ Phoenix Securities (Asia)                     United Kingdom
Limited

DLJ Phoenix Securities Finance                    United Kingdom
Limited

DLJ Phoenix Securities finance                    United Kingdom
Limited

DLJ Phoenix Securities                            United Kingdom
Investments Limited

DLJ Phoenix Securities Limited                    United Kingdom

DLJ Phoenix Securities Limited                    United Kingdom

DLJ Phoenix Securities Limited                    United Kingdom

DLJ PSH Limited                                   United Kingdom

DLJ Puerto Rico Realty Corp.                      Delaware

DLJ Real Estate Capital Funding,                  Delaware
Inc.

DLJ Real Estate Capital Partners,                 Delaware
Inc.

DLJ Real Estate Capital, Inc.                     Delaware

DLJ Real Estate Exchange                          Delaware
Capital, Inc.

DLJ Real Estate Mezzanine                         Delaware
Capital, Inc.

DLJ Real Estate, Inc.                             Delaware

DLJ Realty Services, Inc.                         Delaware

DLJ Romania II, Inc.                              Delaware

DLJ Romania, Inc.                                 Delaware

DLJ Romania, Inc.

DLJ Secureco Holdings, Inc.                       Delaware

DLJ Senior Debt Finance, Inc.                     Delaware

DLJ Senior Officers Investment                    Delaware
Corporation

DLJ Services, Inc.                                Delaware

DLJ South Africa, Inc.                            Delaware

DLJ UK Holding Limited                            United Kingdom

DLJ UK Limited                                    United Kingdom

DLJdirect Holdings Inc.                           Delaware

DLJdirect Inc.                                    Delaware

DLJIS Holdings Limited                            United Kingdom

DLJIS Limited                                     United Kingdom

DLJMB Mauritius Investment                        Mauritius
Company

Donaldson Funding Corporation                     Delaware

Donaldson Leasing Corp.                           Delaware

Donaldson Lufkin & Jenrette                       Hong Kong
Asia Limited



               SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.


                                                  JURISDICTION OF
            SUBSIDIARY                            INCORPORATION
            ----------                            ---------------
Donaldson Lufkin & Jenrette                       Hong Kong
Asia Limited

Donaldson, Lufkin Jenrette Asia                   Hong Kong
Securities Limited

Donaldson, Lufkin Jenrette Asia                   Hong Kong
Securities Limited

Donaldson, Lufkin & Jenrette                      Brazil
(Brasil) Ltda.

Donaldson, Lufkin & Jenrette                      Brazil
(Brasil) Ltda.

Donaldson, Lufkin & Jenrette                      United Kingdom
International

Donaldson, Lufkin & Jenrette                      United Kingdom
International

Donaldson, Lufkin & Jenrette                      United Kingdom
International

Donaldson, Lufkin & Jenrette                      Delaware
Securities Corporation

Donaldson, Lufkin & Jenrette                      United Kingdom
Securities International

Donaldson, Lufkin & Jenrette                      United Kingdom
Securities International

EF Investors, Inc.                                Delaware

Equine Technology and Analysis                    Delaware
Inc.

Fibers Funding, Inc.                              Delaware

First Overlap Limited                             United Kingdom

Gateway Management, Inc.                          Delaware

Genesis Funding, Inc.                             Delaware

Global Retail Partners Funding,                   Delaware
Inc.

Global Retail Partners, Inc.                      Delaware

Headway GP, Inc.                                  Delaware

Headway RECP, Inc.                                Delaware

Headway SBS, Inc.                                 Delaware

Hoboken RECP, Inc.                                Delaware

Hoboken SBS, Inc.                                 Delaware

Nautix Technologies, Inc.                         Delaware

July Acquisitions, Inc.                           Delaware

Laminates Funding, Inc.                           Delaware

LGS Holdings Limited                              United Kingdom

LGS UK Limited                                    United Kingdom

London Global Securities                          United Kingdom

London Global Securities                          United Kingdom

MED Funding, Inc.                                 Delaware

NeTpower Funding, Inc.                            Delaware

New Energy Funding, Inc.                          Delaware

Nextera Funding, Inc.                             Delaware

NPM Holdings, Inc.                                Delaware

NPMGP, Inc.                                       Delaware

Oxford Funding, Inc.                              Delaware

Pershing & Co., Inc.                              Delaware

Pershing ICS Nominees Limited                     United Kingdom

Pershing Keen Nominees Ltd.                       United Kingdom

Pershing Limited                                  United Kingdom

Pershing Nominees Ltd.                            United Kingdom


               SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.


                                                  JURISDICTION OF
            SUBSIDIARY                            INCORPORATION
            ----------                            ---------------
Pershing Securities Limited                       United Kingdom

Pershing Trading Company, L.P.                    Delaware

Pershing Trading Company, L.P.                    Delaware

Pet Food Funding, Inc.                            Delaware

Phoenix Equity Nominees                           United Kingdom
Limited

Phoenix Guernsey (GP) Limited                     United Kingdom

Phoenix Guernsey (GP) Limited                     United Kingdom

Phoenix Securities (International)                United Kingdom
Limited

PSP Capital Funding, Inc.                         Delaware

PSP Realty, Inc.                                  Delaware

PSTAR Funding, Inc.                               Delaware

PTT Holding Co., Inc.                             Delaware

Puerto Rico Hotel HOLDCO                          Delaware
Corp.

Puerto Rico Hotel OPCO Corp.                      Delaware

Puerto Rico Hotel SBS Corp.                       Delaware

REFG Investor Eight, Inc.                         Delaware

REFG Investor Five, Inc.                          Delaware

REFG Investor Four, Inc.                          Delaware

REFG Investor One, Inc.                           Delaware

REFG Investor Seven, Inc.                         Delaware

REFG Investor Six, Inc.                           Delaware

REFG Investor Trust                               Delaware

REFG Investor Trust                               Delaware

REFG Investor Two, Inc.                           Delaware

REFG Investors Three, Inc.                        Delaware

SatMex Funding, Inc.                              Delaware

SBL Funding, Inc.                                 Delaware

Scratch & Sniff Funding, Inc.                     Delaware

Seaport General Corporation                       New York

Second Overlap Limited                            United Kingdom

Secureco Chateau, Inc.                            Delaware

Secureco Deerfield, Inc.                          Delaware

Secureco Grand Park, Inc.                         Delaware

Secureco Greenbriar, Inc.                         Delaware

Secureco Lodge, Inc.                              Delaware

Secureco Marina, Inc.                             Delaware

Secureco Merit Candlewick, Inc.                   Delaware

Secureco Merit Fund I, Inc.                       Delaware

Secureco Merit Fund II, Inc.                      Delaware

Secureco Merit Fund III, Inc.                     Delaware

Secureco Merit Fund IV, Inc.                      Delaware

Secureco Merit Fund IX, Inc.                      Delaware

Secureco Merit Fund VI, Inc.                      Delaware

Secureco Merit Fund VIII, Inc.                    Delaware

Secureco Merit Washington                         Delaware
Manor, Inc.

Secureco Riverside, Inc.                          Delaware

Secureco Rolling Hills, Inc.                      Delaware

Secureco Tan Crest, Inc.                          Delaware



               SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.


                                                  JURISDICTION OF
            SUBSIDIARY                            INCORPORATION
            ----------                            ---------------
Secureco Westchester Square,                      Delaware
Inc.

Secureco Worthington, Inc.                        Delaware

Snoga, Inc.                                       Delaware

TBS Funding, Inc.                                 Delaware

Trinity Group Hearthstone, Inc.                   Illinois

Trinity Holding, Inc.                             Delaware

True Temper Funding, Inc.                         Delaware

UK Investment Plan 1997, Inc.                     Delaware

Winthrop Trust Company                            New York

Winthrop Trust Company                            Island of Jersey,
(Jersey) Limited                                  Channel Islands

Wood, Struthers & Winthrop                        Delaware
Management Corp.

WSW Capital, Inc.                                 Delaware
